                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of March 26, 2001 for the Collection Period of February 1, 2001 through February 28, 2001

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
   Aggregate Net Investment Value (ANIV)                                        749,988,732.51
   Discounted Principal Balance                                                 749,988,732.51
   Servicer Advance                                                               1,324,812.20
   Servicer Payahead                                                              1,260,008.73
   Number of Contracts                                                                  34,185
   Weighted Average Lease Rate                                                           6.81%
   Weighted Average Remaining Term                                                        33.8
   Servicing Fee Percentage                                                              1.00%

POOL DATA - CURRENT MONTH
-------------------------
   Aggregate Net Investment Value                                               525,734,878.70
   Discounted Principal Balance                                                 522,180,157.43
   Servicer Advances                                                              2,328,900.22
   Servicer Pay Ahead Balance                                                     2,249,904.99
   Maturity Advances Outstanding                                                             -
   Number of Current Contracts                                                          31,459
   Weighted Average Lease Rate                                                           6.77%
   Weighted Average Remaining Term                                                         6.7



------------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:

  Initial Deposit Amount                                                                                               28,124,577.47
  Specified Reserve Fund Percentage                                                                                            9.44%
  Specified Reserve Fund Amount                                                                                        70,761,436.91
                                                            Class A                       Class B                      Total
                                                            Amount                        Amount                       Amount
                                                    ---------------------          --------------------          -------------------

  Beginning Balance                                         69,665,686.91                  1,095,750.00                70,761,436.91
  Withdrawal Amount                                                    -                             -                           -
  Cash Capital Contribution
  Transferor Excess                                            388,485.04                                                 388,485.04
                                                    --------------------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                     70,054,171.95                  1,095,750.00                71,149,921.95
  Specified Reserve Fund Balance                            69,665,686.91                  1,095,750.00                70,761,436.91
                                                    --------------------------------------------------------------------------------
  Release to Transferor                                        388,485.04                            -                    388,485.04
  Ending Reserve Fund Balance                               69,665,686.91                  1,095,750.00                70,761,436.91
  Prior Cumulative Withdrawal Amount                                   -                             -                           -
  Cumulative Withdrawal Amount                                         -                             -                           -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                               VEHICLES
                                                                            --------
  Liquidated Contracts                                                         72
                                                                               --
  Discounted Principal Balance                                                                                         1,213,606.34
  Net Liquidation Proceeds                                                                                            (1,054,937.56)
  Recoveries - Previously Liquidated Contracts                                                                           (47,460.41)
                                                                                                                -------------------
  Aggregate Credit Losses for the Collection Period                                                                      111,208.37
                                                                                                                ===================
  Cumulative Credit Losses for all Periods                                                                             5,802,041.92
                                                                                                                ===================
  Repossessed in Current Period                                                34
                                                                               --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                      Charge-Off Rate
  Second Preceding Collection Period                                                                                           0.30%
  First Preceding Collection Period                                                                                            0.50%
  Current Collection Period                                                                                                    0.25%
------------------------------------------------------------------------------------------------------------------------------------

CONDITION (i) (CHARGE-OFF RATE)

Three Month Average                                                                                                            0.35%
Charge-off Rate Indicator (>1.25%)                                                                                 condition not met
------------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------

DELINQUENT CONTRACTS:                                   PERCENT         ACCOUNTS             PERCENT                   ANIV
                                                        -------         --------             -------                   ----
  31-60 Days Delinquent                                  2.09%            659                  2.00%                   10,514,979.17
  61-90 Days Delinquent                                  0.22%             70                  0.20%                    1,053,510.80
  Over 90 Days Delinquent                                0.05%             17                  0.06%                      324,949.38
                                                                      ------------                                   ---------------
  Total Delinquencies                                                      746                                         11,893,439.35
                                                                      ============                                   ===============


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                           0.25%
  First Preceding Collection Period                                                                                            0.32%
  Current Collection Period                                                                                                    0.28%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)

  Three Month Average                                                                                                          0.28%
  Delinquency Percentage Indicator ( > 1.25%)                                                                      condition not met
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                               VEHICLES
                                                                          --------
  Matured Lease Vehicle Inventory Sold                                       78                                        1,228,586.71
                                                                             --
  Net Liquidation Proceeds                                                                                            (1,094,629.79)
                                                                                                       -----------------------------
  Net Residual Value (Gain) Loss                                                                                         133,956.92
                                                                                                       =============================
  Cumulative Residual Value (Gain) Loss all periods                                                                    1,991,799.36
                                                                                                       =============================
                                                                                               Average                    Average
                                                       Number      Scheduled      Sale     Net Liquidation                Residual
MATURED VEHICLES SOLD FOR                               Sold      Maturities      Ratio        Proceeds                     Value
                                                        ----      ----------      -----        --------                     -----
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                     33           28          100.00%      13,782.32                   15,891.80
  First Preceding Collection Period                      55           19          100.00%      16,721.96                   18,497.47
  Current Collection Period                              78           32          100.00%      14,033.72                   16,317.24
  Three Month Average                                                                          14,874.42                   16,955.03

   Ratio of Three Month Average Net Liquidation
     Proceeds to Average Residual Value                                                                                       87.73%
                                                                                                                   -----------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                          AMOUNT/RATIO             TEST MET?
---------------                                                                                --------------           ---------

        a) Number of Vehicles Sold > 25% of Scheduled Maturities                                   100.00%                 YES

        b) Number of Scheduled Maturities > 500                                                      32                    NO

        c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg Residual Values             87.73%                 NO

        Residual Value Indicator  (condition met if tests a, b and c = YES)                                        condition not met
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of March 26, 2001 for the Collection
              Period of February 1, 2001 through February 28, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CERTIFICATE BALANCE
                                                                                                 -------------------
                                                                          Total              Percent          Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                    98.00%
  Interest Collections                                              3,756,992.03
  Net Investment Income                                               103,460.34
  Non-recoverable Advances                                            (41,561.95)
                                                                      ----------
  Available Interest                                                3,818,890.42                           3,732,870.32
  Class A1, A2, A3 Notional Interest Accrual Amount                (2,246,270.75)                         (2,246,270.75)
  Unreimbursed A1, A2, A3 Interest Shortfall                                  -                                      -
  Interest Accrual for Adjusted Class B Certificate Bal.             (282,419.42)                           (282,419.42)
  Class B Interest Carryover Shortfall                                        -                                      -
  Servicer's Fee                                                     (450,498.79)                           (440,068.79)
  Capped Expenses                                                     (27,239.69)                            (26,609.03)
  Interest Accrual on Class B Cert. Prin. Loss Amt.                           -                                      -
  Uncapped Expenses                                                           -                                      -
                                                                      ----------                             ----------
  Total Unallocated Interest                                          812,461.77                             737,502.33
  Excess Interest to Transferor                                               -                             (737,502.33)
                                                                      ----------                             ----------
       Net Interest Collections Available                             812,461.77                                     -
                                                                      ----------
  Losses Allocable to Investors' Certificates:                       (239,489.19)
  Accelerated Principal Distribution:                                (109,528.10)
  Deposit to Reserve Fund:                                            388,485.04
  Withdrawal From Reserve Fund:                                               -
  Reimbursement/deposit From Transferor Prin:                                 -
  Net Withdrawal From the Reserve Fund:                                       -

PRINCIPAL:
  Current Loss Amount                                                (245,165.29)                           (239,489.19)
  Loss Reimbursement from Transferor                                  239,489.19                             239,489.19
  Loss Reimbursement from Reserve Fund                                        -                                      -
                                                                      ----------                             ----------
        Total                                                          (5,676.10)                                    -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                           -
  Current increase (decrease)                                                 -
                                                                      ----------
  Ending Balance                                                              -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                           -
  Current increase (decrease)                                                 -
                                                                      ----------
  Ending Balance                                                              -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                           -
  Current increase (decrease)                                                 -
                                                                      ----------
  Ending Balance                                                              -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                           -
  Current increase (decrease)                                                 -
                                                                      ----------
  Ending Balance                                                              -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       290,908.22                                     -
  Allocations - Current Period                                     14,567,084.52                          14,567,084.52
  Allocations - Accelerated Principal Distribution                    109,528.10                             109,528.10
  Allocations - Not Disbursed Beginning of Period                  17,917,457.17                          17,917,457.17
  Allocations - Not Disbursed End of Period                        32,594,069.79                          32,594,069.79
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     8,049,514.99                           7,586,070.51
  Allocations - Current Period                                      2,528,690.17                           2,528,690.17
  Allocations - Not Disbursed Beginning of Period                   5,057,380.34                           5,057,380.34
  Allocations - Not Disbursed End of Period                                   -                                      -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund                            -                                      -
  Due To Trust                                                     23,017,035.83                          22,262,683.13
                                                                   -------------                          -------------
     Total Due To Trust                                            23,017,035.83                          22,262,683.13
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        CLASS A1        CLASS A2         CLASS A3          CLASS B
                                                                        --------        --------         --------          -------
                                                                        Balance         Balance           Balance          Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                            -     2,902,204.12       497,716.04      332,950.15
  Class A1, A2, A3 Notional Interest Accrual Amount                             -    (1,914,848.75)     (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                                    -               -               -
  Interest Accrual for Adjusted Class B Certificate Bal.                                                                (282,419.42)
  Class B Interest Carryover Shortfall                                                                                           -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                                             -
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
       Net Interest Collections Available
  Losses Allocable to Investors' Certificates:
  Accelerated Principal Distribution:
  Deposit to Reserve Fund:
  Withdrawal From Reserve Fund:
  Reimbursement/deposit From Transferor Prin:
  Net Withdrawal From the Reserve Fund:

PRINCIPAL:
  Current Loss Amount                                                           -      (239,489.19)              -               -
  Loss Reimbursement from Transferor                                            -       239,489.19               -               -
  Loss Reimbursement from Reserve Fund                                          -               -                -               -
                                                                      ------------   --------------   -------------    -------------
       Total                                                                    -               -                -               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                 -               -                -                -
  Allocations - Current Period                                                  -    14,567,084.52               -                -
  Allocations - Accelerated Principal Distribution                              -       109,528.10               -                -
  Allocations - Not Disbursed Beginning of Period                               -    17,917,457.17               -                -
  Allocations - Not Disbursed End of Period                                     -    32,594,069.79               -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                 -     5,744,546.25       994,266.00       847,258.26
  Allocations - Current Period                                                  -     1,914,848.75       331,422.00       282,419.42
  Allocations - Not Disbursed Beginning of Period                               -     3,829,697.50       662,844.00       564,838.84
  Allocations - Not Disbursed End of Period                                     -              -                 -                -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                                  -    20,421,158.87       994,266.00       847,258.26
                                                                      ------------   --------------   -------------    -------------
     Total Due To Trust                                                         -    20,421,158.87       994,266.00       847,258.26
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          TRANSFEROR INTEREST
                                                                                          -------------------
                                                                               Interest                           Principal
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                       2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                            86,020.10
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                               (10,430.00)
  Capped Expenses                                                                 (630.66)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                    -
                                                                              ------------
  Total Unallocated Interest                                                    74,959.44
  Excess Interest to Transferor                                                737,502.33
                                                                              ------------
       Net Interest Collections Available                                      812,461.77
  Losses Allocable to Investors' Certificates:                                (239,489.19)
  Accelerated Principal Distribution:                                         (109,528.10)
                                                                              ------------
  Deposit to Reserve Fund:                                                     463,444.48
  Withdrawal From Reserve Fund:
  Reimbursement/deposit From Transferor Prin:
  Net Withdrawal From the Reserve Fund:

PRINCIPAL:
  Current Loss Amount                                                                                             (5,676.10)
  Loss Reimbursement from Transferor                                          (239,489.19)
  Loss Reimbursement from Reserve Fund
                                                                                                                  ----------
       Total                                                                                                      (5,676.10)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                  290,908.22
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                463,444.48
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                                 463,444.48                        290,908.22
                                                                              ------------                      ------------
     Total Due To Trust                                                        463,444.48                        290,908.22
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of March 26, 2001 for the Collection
              Period of February 1, 2001 through February 28, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CERTIFICATE BALANCE
                                                                                                   -------------------
                                                                     Total                    Percent                 Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)                            749,988,732.51
   Discounted Principal Balance                                     749,988,732.51
   Initial Notional/Certificate Balance                                          -             100.00%            735,000,000.00
   Percent of ANIV                                                                                                        98.00%
   Certificate Factor                                                                                                  1.0000000
   Notional/Certificate Rate
   Target Maturity Date
   Servicer Advance                                                   1,324,812.20
   Servicer Payahead                                                  1,260,008.73
   Number of Contracts                                                      34,185
   Weighted Average Lease Rate                                          6.81%
   Weighted Average Remaining Term                                       33.8
   Servicing Fee Percentage                                             1.00%

POOL DATA PRIOR MONTH
   Aggregate Net Investment Value                                   540,598,547.54
   Maturity Advances Outstanding                                                -
   ANIV Net of Maturity Advance **                                  540,598,547.54
   Discounted Principal Balance                                     537,516,763.49
   Notional/Certificate Balance                                                                                   546,000,000.00
   Adjusted Notional/Certificate Balance                                                                          528,082,542.83
   Percent of ANIV                                                                                                        97.68%
   Certificate Factor                                                                                                  1.0000000
   Servicer Advances                                                  2,088,460.46
   Servicer Pay Ahead Balance                                         2,300,045.42
   Number of Current Contracts                                              31,965
   Weighted Average Lease Rate                                          6.77%
   Weighted Average Remaining Term                                       7.7

POOL DATA CURRENT MONTH
   Aggregate Net Investment Value                                   525,734,878.70
   Maturity Advances Outstanding                                                -
   ANIV Net of Maturity Advance **                                  525,734,878.70
   Discounted Principal Balance                                     522,180,157.43
   Notional/Certificate Balance                                                                                   546,000,000.00
   Adjusted Notional/Certificate Balance                                                                          513,405,930.21
   Percent of ANIV                                                                                                        97.65%
   Certificate Factor                                                                                                  1.0000000
   Servicer Advances                                                  2,328,900.22
   Servicer Pay Ahead Balance                                         2,249,904.99
   Number of Current Contracts                                              31,459
   Weighted Average Lease Rate                                          6.77%
   Weighted Average Remaining Term                                       6.7
   Prior Certificate Interest Payment Date                        December 26, 2000
   Next Certificate Interest Payment Date                           March 26, 2001
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A1                         CLASS A2
                                                     --------                         --------
                                               Percent     Balance              Percent     Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)
   Discounted Principal Balance
   Initial Notional/Certificate Balance           25.71%      189,000,000.00       57.76%       424,500,000.00
   Percent of ANIV                                                    25.20%                            56.60%
   Certificate Factor                                              1.0000000                         1.0000000
   Notional/Certificate Rate                                         5.2650%                           5.4130%
   Target Maturity Date                                    December 25, 2000                 December 25, 2001
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Servicing Fee Percentage

POOL DATA PRIOR MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                                          -                      424,500,000.00
   Adjusted Notional/Certificate Balance                                 -                      406,582,542.83
   Percent of ANIV                                                    0.00%                             75.21%
   Certificate Factor                                                    -                           1.0000000
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term

POOL DATA CURRENT MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                                       0.00                      424,500,000.00
   Adjusted Notional/Certificate Balance                              0.00                      391,905,930.21
   Percent of ANIV                                                    0.00%                             74.54%
   Certificate Factor                                                    -                           1.0000000
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Prior Certificate Interest Payment Date
   Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A3                         CLASS B
                                                     --------                         -------
                                                Percent         Balance            Percent           Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)
   Discounted Principal Balance
   Initial Notional/Certificate Balance          9.90%        72,800,000.00         6.63%        48,700,000.00
   Percent of ANIV                                                    9.71%                              6.49%
   Certificate Factor                                             1.0000000                          1.0000000
   Notional/Certificate Rate                                        5.4630%                            6.9590%
   Target Maturity Date                                      March 25, 2002                  December 25, 2003
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Servicing Fee Percentage

POOL DATA PRIOR MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                               72,800,000.00                      48,700,000.00
   Adjusted Notional/Certificate Balance                      72,800,000.00                      48,700,000.00
   Percent of ANIV                                                   13.47%                              9.01%
   Certificate Factor                                             1.0000000                          1.0000000
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term

POOL DATA CURRENT MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                               72,800,000.00                      48,700,000.00
   Adjusted Notional/Certificate Balance                      72,800,000.00                      48,700,000.00
   Percent of ANIV                                                   13.85%                              9.26%
   Certificate Factor                                             1.0000000                          1.0000000
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Prior Certificate Interest Payment Date
   Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                          TRANSFEROR INTEREST
                                                                                          -------------------
                                                                                                Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)
   Discounted Principal Balance
   Initial Notional/Certificate Balance                                                            14,988,732.51
   Percent of ANIV                                                                                         2.00%
   Certificate Factor
   Notional/Certificate Rate
   Target Maturity Date
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Servicing Fee Percentage

POOL DATA PRIOR MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                                                                    12,516,004.71
   Adjusted Notional/Certificate Balance                                                           12,516,004.71
   Percent of ANIV                                                                                         2.32%
   Certificate Factor
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term

POOL DATA CURRENT MONTH
   Aggregate Net Investment Value
   Maturity Advances Outstanding
   ANIV Net of Maturity Advance **
   Discounted Principal Balance
   Notional/Certificate Balance                                                                    12,328,948.49
   Adjusted Notional/Certificate Balance                                                           12,328,948.49
   Percent of ANIV                                                                                         2.35%
   Certificate Factor
   Servicer Advances
   Servicer Pay Ahead Balance
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Prior Certificate Interest Payment Date
   Next Certificate Interest Payment Date          ** Strictly for purposes of calculating Transferors Interest.
------------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                        VEHICLES
---------------------------------                                        --------
   Principal Collections                                                                   6,888,914.04
   Prepayments in Full                                                 347                 5,389,341.22
                                                                       ---
   Reallocation Payment                                                 9                    143,220.53
                                                                        -
   Interest Collections                                                                    3,756,992.03
   Net Liquidation Proceeds and Recoveries                                                 1,102,397.97
   Net Liquidation Proceeds - Vehicle Sales                                                1,094,629.79
   Non-Recoverable Advances                                                                  (41,561.95)
                                                                                         ---------------
   Total Available                                                                        18,333,933.63
----------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                       Amount                           Annual Amount
                                                           -------------------------           --------------------------
   Total Capped Expenses Paid                                            27,239.69                              54,479.38
   Total Uncapped Expenses Paid                                                 -                                      -
   Capped and Uncapped Expenses Due                                             -                                      -
SERVICER'S FEE DUE:
   Servicer's Fee Shortfall Carryforward                                        -
   Servicer's Fee Due Current Period                                    450,498.79
   Servicer's Fee Paid                                                  450,498.79
   Servicer's Fee Balance Due                                                   -
SUPPLEMENTAL SERVICER'S FEES                                             65,884.38
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                VEHICLES                               AMOUNT
-----------------                                                --------                               -------
   Beginning Unreinvested Principal Collections                                                              -
   Principal Collections & Liquidated Contracts                                                              -
   Allocation to Subsequent Contracts                                0                                       -
                                                                     -                             ---------------
   Ending Unreinvested Principal Collections                                                                 -
------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
        Distribution Date of March 26, 2001 for the Collection Period of
                      February 1 through February 28, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A1                  CLASS A2                  CLASS A3
                                                                  --------                  --------                  --------
                                                                  Balance                   Balance                    Balance
------------------------------------------------------------------------------------------------------------------------------------

INTEREST RATE
-------------
Three Month LIBOR +                                                                          0.27%                      0.32%

PRINCIPAL PAYMENTS
------------------
Principal Payment due to Investors
Ending Certificate Balance                                                              424,500,000.00             72,800,000.00



INTEREST PAYMENTS
-----------------
Class Interest Rate for Current Interest Period                                               6.73375%                  6.78375%
Interest Calculation for Current Interest Period                                          7,146,192.19              1,234,642.50
At Certificate Payment Date:
   Paid to Swap Counterparty                     -                                        5,744,546.25                994,266.00
   Due to Swap Counterparty                      -                                        5,744,546.25                994,266.00
   Proration %                             0.00%
   Interest Due to Investors                                                              7,146,192.19              1,234,642.50
   Interest Payment to Investors                                                          7,146,192.19              1,234,642.50

Net Settlement due to/(receive by) Swap Counterparty                                      1,401,645.94                240,376.50

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)                                       7,146,192.19              1,234,642.50

SWAP SHORTFALL
--------------
Prior Swap Interest Shortfall Carryover                               -                        -                         -
Swap Interest Shortfall Inc/(Dec) This Period                         -                        -                         -
Swap Swap Interest Shortfall Carryover                                -                        -                         -

INTEREST RESET
--------------
Interest Rate                                                                                 TBD                        TBD
Number of Days                                                                                TBD                        TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE                      -



                                                                                      ----------------------------------------------
                                                                                            CLASS B                   TOTAL CLASS
                                                                                            -------                   -----------
                                                                                            Balance                     Balance
                                                                                      ----------------------------------------------

INTEREST RATE
-------------
Three Month LIBOR +                                                                           2.00%

PRINCIPAL PAYMENTS
------------------
Principal Payment due to Investors
Ending Certificate Balance                                                               48,700,000.00            546,000,000.00



INTEREST PAYMENTS
-----------------
Class Interest Rate for Current Interest Period                                               8.46375%
Interest Calculation for Current Interest Period                                          1,030,461.56              9,411,296.25
At Certificate Payment Date:
   Paid to Swap Counterparty                                                                847,258.26              7,586,070.51
   Due to Swap Counterparty                                                                 847,258.26              7,586,070.51
   Proration %
   Interest Due to Investors                                                              1,030,461.56              9,411,296.25
   Interest Payment to Investors                                                          1,030,461.56              9,411,296.25

Net Settlement due to/(receive by) Swap Counterparty                                        183,203.30              1,825,225.74

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)                                       1,030,461.56              9,411,296.25

SWAP SHORTFALL
--------------
Prior Swap Interest Shortfall Carryover                                                         -                        -
Swap Interest Shortfall Inc/(Dec) This Period                                                   -                        -
Swap Swap Interest Shortfall Carryover                                                          -                        -

INTEREST RESET
--------------
Interest Rate                                                                                 TBD
Number of Days                                                                                TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------




              I hereby certify to the best of my knowledge that the servicing report provided is true and correct.

              /s/ Angela Brown
              ------------------------
              Angela Brown, ABS Accounting Manager